SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2015

Well Power, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53985	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11111 Katy Freeway-Suite #910 Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 973-5738

_____________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 5, 2015, we issued a 10% Original Issue Discount Convertible Promissory Note in the principal amount of $550,000 (the “Note”) and a Common Stock Purchase Warrants for the purchase of 2,750,000 shares of our common stock to JDF Capital, Inc. The Note matures on February 5, 2016 and is convertible into shares of the Company’s common stock at a 50% discount to the lowest daily volume weighted average price (“VWAP”) of the Company’s common stock for (i) the 20 trading days immediately prior to the Issuance Date or (ii) the 20 trading days prior to the date of conversion. The conversion price may be reduced if we are not DWAC or DTC FAST eligible.

The holder’s ability to convert the Note is limited in that it will not be permitted to convert any portion of the Note if the number of shares of our common stock beneficially owned by the holder and its affiliates, together with the number of shares of our common stock issuable upon any full or partial conversion, would exceed 9.99% of our outstanding shares of common stock.

The five-year Warrant is exercisable at $0.02 per share and contains provisions for a cashless exercise.

We received an Initial Advance of $40,500 after the payment of $6,000 in legal fees to legal counsel of JDF Capital, Inc. and the original discount of $3,500. Additional advances up to $450,000 may be made upon the terms and conditions of the Note.

We agreed to repay a 10% Convertible Promissory Note (the “Iconic Note”) in the principal amount of $275,000 made on August 6, 2014 with Iconic Holdings, L.L.C. If we fail to repay the Iconic Note in ten days, it will be an event of default on the Note and an increase to the principal amount of the Note by $50,000.

The Note contain certain representations, warranties, and covenants, including, among other things, rights to purchase additional notes, penalties for failure to deliver conversion stock and for buy-ins and price protection for conversions. The Note also contains indemnification provisions, and events of default, and increases in the amount of the principal and interest rates in the event of such defaults.

The foregoing description of the Note and accompanying transaction documents is not intended to be complete and is qualified in its entirety by the complete text of the documents, which are filed as Exhibits 10.1 through 10.3 hereto and are incorporated herein by reference.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 - CREATION OF A DIRECT FINANCIAL OBLIGATION

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

The above securities were issued pursuant to the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder. The investors represented to us that they are accredited investors. We believe that the investors had adequate information about us as well as the opportunity to ask questions and receive responses from our management.

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Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Security Purchase Agreement, dated February 5, 2015
10.2	10% Original Issue Discount Convertible Promissory Note, dated February 5, 2015
10.3	Common Stock Purchase Warrant, dated February 5, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Well Power, Inc.

/s/ Dan Patience

Dan Patience

President

Date: February 10, 2015

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